CERTIFIED COPY OF RESOLUTION DULY ADOPTED BY THE
            BOARD OF DIRECTORS OF MILTOPE COAPORATION
              AT A MEETING HELD FEBRUARY 6th, 1997

                           **********

     BE IT RESOLVED that the officers of the Company are hereby authorized to execute and deliver an Amendment No. 1 to Credit Agreement amending the Company's Credit Agreement dated January 1, 1995 with Regions Bank
     (formerly First Alabama Bank) to modify one of the financial covenants contained therein as set forth in form of Amendment No. 1 to Credit Agreement presented to the meeting, a copy of which shall be filed with the minutes of this meeting.

     BE IT FURTHER RESOLVED that the officers of the Company are hereby authorized to execute and deliver an Amendment No. 2 to Loan Agreement amending the Company's Loan Agreement dated July 27, 1994 with Regions Bank (formerly First Alabama Bank) to modify one of the financial covenants contained therein as set forth in form of Amendment No. 2 to Loan Agreement presented to the meeting, a copy of which shall be filed with the minutes of this meeting.



      I, the undersigned Secretary of Miltope Corporation hereby certify the above constitutes a true and correct copy of resolutions adopted at a meeting of the Board of Directors of the Company held on February 6th, 1997 and that the same have not in any way been modified or rescinded, but are in full force and effect.

Dated this 6th day of February, 1997.


                                        /s/ Edward F. Crowell
                                        --------------------------------
                                        Secretary of Miltope Corporation

               AMENDMENT NO. 1 TO CREDIT AGREEMENT


      WHEREAS, Regions Bank (formerly, First Alabama Bank), a state banking corporation organized under the laws of the State of Alabama (the "Lender") and Miltope Corporation, a corporation organized under the laws of the State of Alabama (the "Company") did heretofore enter into a Credit Agreement dated January 1, 1995 (the "Credit Agreement"); and

      WHEREAS,  the  parties thereto wish to  amend  said  Credit
Agreement as herein provided.

      NOW, THEREFORE, for value received and in consideration of the premises, it is hereby agreed the financial covenant of the Company contained in Section 4.07(iii) of the Credit Agreement is amended by striking Section 4.07(iii) of the Credit Agreement and substituting therefor the following:

     "Section 4.07

            (iii) The Company shall have a minimum net worth of not less than $17,200,000 at fiscal year end December 31, 1996. Thereafter the Company shall have a minimum net worth at the end of each successive fiscal year equal to $17,200,000 plus 50% of net earnings of the Company for all prior fiscal years commencing on or after January 1, 1997, without reduction for net after-tax losses for any such year."

      Except as hereby modified, all of the terms and conditions of the Credit Agreement are hereby ratified and remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 1 to Credit Agreement as of the 6th day of February, 1997.


                                 REGIONS BANK
                                 (formerly FIRST ALABAMA BANK)


                                 By: /s/ L. O. Farris Jr.
                                     --------------------------------------
                                     Its Executive Officer - Commercial Loans

ATTEST:

/s/ Lee Clapp
-------------------------
Its Senior Vice President

                                   MILTOPE CORPORATION


                                   By:  /s/ George K. Webster
                                        ---------------------
                                          Its President

ATTEST:

/s/ Edward F. Crowell
---------------------
Its Secretary






                 CONSENT OF MILTOPE GROUP, INC.

      The undersigned Miltope Group, Inc., a Delaware corporation and a guarantor of the obligations of the Company under the above-referenced Credit Agreement hereby consents to the Amendment No. 1 to Credit Agreement set forth above, votes its stock in the
Company   in  favor  of  the  above  set  forth  amendment,   and
acknowledges and agrees that its Guaranty Agreement dated January 12, 1995 in favor of Regions Bank (formerly First Alabama Bank) remains in full force and effect.

       IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 6th day of February, 1997.


                                   MILTOPE GROUP, INC.


                                   By:  /s/ George K. Webster
                                        ---------------------
                                          Its President

ATTEST:

/s/ James E. Matthews
---------------------
Its Secretary

           CONSENT OF MILTOPE BUSINESS PRODUCTS, INC.

      The undersigned Miltope Business Products, Inc., a New York corporation and a guarantor of the obligations of the Company under the above-referenced Credit Agreement hereby consents to the Amendment No.1 to Credit Agreement set forth above and acknowledges and agrees that its Guaranty Agreement dated January 12, 1995 in favor of Regions Bank (formerly First Alabama Bank) remains in full force and effect.

       IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 6th day of February, 1997.

                                   MILTOPE BUSINESS PRODUCTS,INC.


                                   By:  /s/ George K. Webster
                                        ---------------------
                                           Its President

ATTEST:

/s/ Edward F. Crowell
---------------------
Its Secretary

                AMENDMENT NO. 2 TO LOAN AGREEMENT


      WHEREAS, Regions Bank (formerly, First Alabama Bank), a state banking corporation organized under the laws of the State of Alabama (the "Lender") and Miltope Corporation, a corporation formerly organized under the laws of the State of New York and Miltope Business Products, Inc., a corporation organized under the laws of the State of New York (collectively the "Borrowers") did heretofore enter into a Loan Agreement dated July 27, 1994 (the "Loan Agreement"); and

      WHEREAS, the Loan Agreement has heretofore been amended by Amendment to Loan Agreement dated October 3, 1994; and

      WHEREAS, Miltope Corporation has changed its state of organization to the State of Alabama; and

     WHEREAS, the parties thereto wish to further amend said Loan
Agreement as herein provided.

      NOW, THEREFORE, for value received and in consideration of the premises, it is hereby agreed that the financial covenant of the Borrowers contained in Section 7.1(h)(iii) of the Loan Agreement is amended by striking Section 7. 1 (h) (iii) of the Loan Agreement and substituting therefor the following:

     "Section 7. 1 (h)

          (iii) The Borrowers shall have a minimum net worth of not less than $17,200,000 at fiscal year end December 31, 1996. Thereafter, Borrowers shall have a minimum net worth at the end of each successive fiscal year equal to $17,200,000 plus 50% of net earnings of Borrowers for all prior fiscal years commencing on or after January 1, 1997, without reduction for negative earnings."

      Except as hereby modified, all of the terms and conditions of the Loan Agreement, as previously amended, are hereby ratified and remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 2 to Loan Agreement as of the 6th day of February, 1997.

                                 REGIONS BANK
                                 (formerly First Alabama Bank)

                                 By:  /s/ L.O. Farris Jr.
                                      --------------------------------------
                                      Its Executive Officer -Commercial Loans
ATTEST:

/s/ Lee Clapp
-------------------------
Its Senior Vice President

                                   MILTOPE CORPORATION


                                   By:  /s/ George K. Webster
                                        ---------------------
                                          Its President
ATTEST:

/s/ Edward F. Crowell
---------------------
Its Secretary


                                   MILTOPE BUSINESS PRODUCTS,INC.


                                   By:  /s/ George K. Webster
                                        ---------------------
                                          Its President
ATTEST:

/s/ Edward F. Crowell
---------------------
Its Secretary

                      CONSENT OF GUARANTOR

      The undersigned Miltope Group, Inc., a Delaware corporation and a guarantor of the obligations of the Borrowers under the above-referenced Loan Agreement hereby consents to the Amendment No. 2 to Loan Agreement set forth above, votes its stock in the Borrowers in favor of the above set forth amendment, and acknowledges and agrees that its Guaranty Agreement dated July 27, 1994 in favor of Regions Bank (formerly First Alabama Bank) remains in full force and effect.

       IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 6th day of February, 1997.

                                   MILTOPE GROUP, INC.


                                   By:  /s/ George K. Webster
                                        ---------------------
                                          Its  President
ATTEST:

/s/ James E. Matthews
---------------------
Its Secretary